EXHIBIT 10.2



                             STOCKHOLDERS AGREEMENT

     STOCKHOLDERS AGREEMENT (the "AGREEMENT"), dated as of June 15, 2005, (the "EXECUTION DATE") by and among Defense Industries International, Inc., a corporation organized under the laws of the State of Nevada, USA with its principal executive offices at 8 Brussels Street Sderot, P.O. Box 779, Ashkelon 78101, Israel (the "COMPANY"), Joseph Postbinder ("POSTBINDER"), and the Company's stockholders listed on EXHIBIT A attached hereto (each a "BUYER" and collectively the "BUYERS").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue to the Buyers up to 3,283,658 but no less than 1,915,467 shares of common stock, each with a par value of $0.0001 per share, of the Company (the "COMMON STOCK") and Warrants (the "WARRANTS") for the purchase of 425,000 and 202,500 shares of Common Stock, each with a par value of $0.0001 per share, of the Company; and.

     B. The Company has agreed to provide the Buyers with certain rights including registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, (collectively, the "1933 ACT"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

     1.   DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

     a. "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of Tel Aviv and / or New York are authorized or required by law to remain closed.

     b. "INVESTOR" means any one of the Buyers or any transferee or assignee thereof to whom any of the Buyers assigns his/its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

     c. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     d. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

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     e. "REGISTRABLE SECURITIES" means any Shares and any other securities issued by the Company to the Buyers in respect of the Shares by means of exchange, reclassification, dividend, distribution, split-up, combination, subdivision, recapitalization, merger, spin-off, reorganization, or otherwise.

     f. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

     g. "RULE 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

     h. "SEC" means the United States Securities and Exchange Commission.

     i. "SHARES" means the Common Stock issued to the Buyers under the Securities Purchase Agreement and any Warrant Shares acquired by any Investor under the terms of the Warrants.

     j. "WARRANT SHARES" means shares of Common Stock acquired by the Investors pursuant to the exercise of the Warrants.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION.

          a. DEMAND REGISTRATION. Within 90 days of the Execution Date (the "Filing DEADLINE"), the Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(c). The Registration Statement prepared pursuant hereto shall register for resale the number of shares of Common Stock equal to the number of Registrable Securities. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is 180 days after the Execution Date (the "EFFECTIVENESS DEADLINE").

          b. LEGAL COUNSEL. Subject to Section 5 hereof, the Buyers shall have the right to select one legal counsel to review and comment on such Registration Statement or any registration pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Yigal Arnon & Co. or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

          c. ELIGIBILITY/INELIGIBILITY FOR FORM S-3. The Company represents and warrants that it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the 1933 Act, and that the Company is not aware of any fact or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.


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          d. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event that the number of shares available under a Registration Statement filed pursuant to
     Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the total number of Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

          e. EFFECT OF FAILURE TO MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. If on any day after such Registration Statement has been declared effective by the SEC, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(m)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of Common Stock) then, as sole and exclusive relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying Common Stock, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash as liquidated damages and not as a penalty, equal to 5% (five percent) per calendar month or portion thereof of the aggregate purchase price paid by the Investor for the Shares. The payments to which a holder shall be entitled pursuant to this Section 2(e) are referred to herein as "REGISTRATION FAILURE PAYMENTS". Registration Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Failure Payments is cured. The maximum amount of cash Registration Failure Payments payable hereunder shall be $300,000. In the event the Company fails to make Registration Failure Payments in a timely manner, such Registration Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

     3.   RELATED OBLIGATIONS.

     At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(c) or 2(d), the Company will use best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the parties shall have the following obligations:

          a. The Company shall submit to the SEC, within ten (10) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall take all reasonable measures to keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). If the initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the 1933 Act; and the Company shall use its best efforts to cause such Registration Statement to become effective as soon as possible. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) (i) shall comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.


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          b. The Company shall prepare and file with the SEC such amendments
     (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

          c. The Company shall permit Legal Counsel to review and comment upon
     (i) a Registration Statement prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-KSB, and Reports on Form 8-K or 10-KSB and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC. The Company shall furnish to Legal Counsel, without charge, (i) upon Legal Counsel's request, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, and (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

          d. The Company shall furnish to each holder of Registrable Securities whose Registrable Securities are included in any Registration Statement, without charge, upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto and such other documents, including copies of any preliminary or final prospectus, as such holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.


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          e. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, including but not limited to such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests unless there is an exemption from registration and qualification, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
     (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for resale in such jurisdictions, PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, or
     (D) make any change in its certificate of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel and each Investor. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. Each party shall hold in confidence and not make any disclosure of information concerning the other party provided by the other party unless
     (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. Each party agrees that it shall, upon learning that disclosure of such information concerning another party is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such other party and allow such other party, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.


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          i. The Company shall use commercially reasonable efforts either to (i)
     cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on the Nasdaq National Market if securities of the same class or series issued by the Company are then listed on the Nasdaq National Market if the listing of such Registrable Securities is then permitted under the rules of the Nasdaq National Market, or (iii) if the preceding clauses (i) and (ii) are inapplicable, to secure the inclusion for quotation on The Nasdaq SmallCap Market or Over The Counter quotation system for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to arrange for at least one market maker to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i) to the extent permitted by the rules of the exchange or market involved.

          j. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          k. The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          l. The Company shall make generally available to its security holders as soon as practical, but not later than as required under applicable securities laws, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement. The financial statements of the Company included in a Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.

          m. The Company shall otherwise use its best efforts to comply with all applicable federal and state securities laws and all applicable rules and regulations of the SEC in connection with any registration hereunder. The Company shall use its best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.


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          n. Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC and for as long as the Investors own in the aggregate at least 5% of the outstanding shares of Common Stock of the Company, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Ordinary Shares to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

     4.   OBLIGATIONS OF THE INVESTORS.

          a. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.


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          c. Each Investor agrees that, upon receipt of any notice from the
     Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Ordinary Shares to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled, provided that the Investor has confirmed in writing to the Company that it has delivered the prospectus included in the Registration Statement, as the same may have been supplemented by the Company, to any Person to whom such Buyer is transferring any of the Registrable Securities.

          d. Without derogating from Section 1(f)(i) to the Securities Purchase Agreement, for a period of 12 calendar months (the "RESTRICTED PERIOD") from the date that a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC (the "EFFECTIVE DATE"), the Investors hereby agrees not to sell or otherwise dispose of in any way in the public markets pursuant to the Prospectus which is a part of the S-3 or in accordance with Rule 144 under the Securities Act (a "PUBLIC SALE"), all or any part of or any interest in the Registrable Securities in excess of 900,000 (nine hundred thousand) shares of Common Stock, SUBJECT to the following additional restriction: during the first two calendar months from the Effective Date, the Investors acting collectively hereby agree not to sell in Public Sales more than 70,000 (seventy thousand) shares of Common Stock of the Company per months.

     5.   EXPENSES OF REGISTRATION.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

     6.   INDEMNIFICATION.

     Subject to the provisions of sub-section (f) below, in the event any Registrable Securities are included in a Registration Statement under this
Agreement:


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          a. The Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, and employees thereof (each, an "INDEMNIFIED Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which the Common Stock are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading,
     (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based solely upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company in writing by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to
     Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, employees and each of its officers and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information furnished to the Company in writing by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed. In no event will the aggregate liability of any Investor exceed the amount of the net proceeds received by such Investor upon the sale of the Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party's ability to defend such action.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one (1) separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          e. The indemnity agreements contained herein shall be in addition to
     (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

          f. Notwithstanding the abovementioned:


               A. The Company shall not be required to indemnify the Indemnified Person with respect to any losses, liabilities, obligations and damages unless and only to the extent that the aggregate amount of all such losses, liabilities, obligations and damages incurred by all Indemnitees exceeds $60,000.

               B. The Company shall not, under any circumstances, be liable to the Indemnified Person (as a whole) for losses, liabilities, obligations and damages pursuant to this Section to the extent that such losses, liabilities, obligations and damages exceed, the aggregate purchase price for the Purchased Shares paid by the Buyers together with interest of 10% per annum, compounded annually, plus any reasonable expenses (including reasonable legal expenses) incurred by the Indemnified Person.

PROVIDED, HOWEVER, that the limitations specified in subsections A and B above shall not apply in any and all events for fraud, gross negligence, intentional conductor willful misconduct.


     7.   CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation.

     8.   REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

          a. provide each Investor, with a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act.;

          b. make and keep public information available, as those terms are understood and defined in Rule 144;

          c. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for compliance with the public information provisions of Rule 144(c); and

          d. furnish or make available to each Investor so long as such Investors as a group own at least 2.5% of the outstanding common shares of the Company, promptly upon request, (i) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause
(ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and applicable securities laws.

     10.  AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors who then hold the majority of the Registrable Securities. Notwithstanding the above, the provisions of this Agreement may be amended by the Company (without the Investors consent) after the lapse of 5 (five) years from the Execution Date. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     11. FINANCIAL REPORTING. For as long as the Investors holds together at least 2.5% of the issued and outstanding Common Stock of the Company, the Company will furnish to the Investors the following reports:

          a. Copies of all filings made by the Company under the Securities Act or the Exchange Act with the U.S. Securities and Exchange Commission.

          b. An annual operating plan and budget (for the years 2006 and on) of the Company, by no later than March 31st of the year covered by such plan.

          c. A detailed monthly financial projections for the immediately ensuing year, by no later than March 31st of that year.

     12.  MISCELLANEOUS.

          a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

          b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


                        If to the Company:

                                 Defense Industries International, Inc.
                                 Atten: Mr. Yossi Postbinder
                                 8 Brussels St. Sderot
                                 Israel
                                 Telephone:       +972-[______________]
                                 Facsimile:       +972-[______________]

                        Copy to:

                                 Efrati, Galili & Co.

                                 Atten:  Yakir Menashe

                                 6 Wissotsky St., Tel Aviv

                                 Israel

                        If to Buyers: As specified in Exhibit A attached hereto.


                        Copy to:

                                 Yigal Arnon & Co
                                 1 Azrieli Center
                                 Atten:  Daniel Marcovic
                                 Tel Aviv 67021
                                 Israel
                                 Telephone:       +972 3 608 7777
                                 Fax:             +972 3 608 7713
                                 Attention:       Daniel Marcovic, Adv.


If to the Buyers, to their address and facsimile number set forth on the EXHIBIT A to this Agreement, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Any document shall be deemed to have been duly served if marked for the attention of the agent at its address (as set out above) or such other address in the United States as may be notified to the party wishing to serve the document and delivered in accordance with the notice provisions set forth in this Section 11(b).


          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          e. Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          g. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          i. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Rights Agreement to be duly executed as of the date first written above.

COMPANY:

DEFENSE INDUSTRIES INTERNATIONAL, INC.

By: /s/ Joseph Postbinder
--------------------------
Name: /s/ Joseph Postbinder
Title: Chief Executive Officer
MR. JOSEPH POSTBINDER

By: /s/ Joseph Postbinder







                                                BUYERS:

                                                _______________________________

                                                Gov Financial Holdings Ltd.

                                                By: /s/ Avshalom Hershcovich
                                                ----------------------------
                                                By: /s/ Michal Aharoni
                                                ----------------------------



                                                _______________________________
                                                Multi Concept (Consultants) Ltd.

                                                By: /s/ Shmuel Even
                                                -------------------





                                                _______________________________
                                                Ruth Creative Business Ltd

                                                By: /s/ Boaz Ben Rush
                                                ---------------------



                                                /s/ Avshalom Hershcovich
                                                ------------------------
                                                Avshalom Hershcovich